KELLER DEDICATED TRAN CO.
                                                     FLEET LIST
                                                     10/20/98


TRACTORS LEASED FROM RYDER
Mo/cost         Unit       Serial                         Value        Year     Make         LeaseTo      Lease
From
-------------------------------------------------------------------------------------------------------------------

$466.00         516963     1FUYDSYB7SH659389              $84,006      95       FRTL         08/01/94     01/08/00

$474.16         583320     1FUYDDYB6WL935642              $78,034      98       FRTL         05/01/97     11/01/02

$474.16         583321     1FUYDDYB8WL935643              $78,034      98       FRTL         05/01/97     11/01/02

$474.16         583322     1FUYDDYBXWL935644              $78,034      98       FRTL         05/01/97     11/01/02

$474.16         583323     1FUYDDYB1WL935645              $78,034      98       FRTL         11/01/97     11/01/02

$474.16         583324     1FUYDDYB3WL935646              $78,034      98       FRTL         05/01/97     11/01/02

$477.07         316846     1FUYDDYB8XLA57684              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316847     1FUYDDYBXXLA57685              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316848     1FUYDDYB1XLA57686              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316849     1FUYDDYB3XLA57687              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316850     1FUYDDYB5XLA57688              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316851     1FUYDDYB7XLA57689              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316852     1FUYDDYB3XLA57690              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316853     1FUYDDYB5XLA57691              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316854     1FUYDDYB7XLA57692              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316855     1FUYDDYB9XLA57693              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316856     1FUYDDYB0XLA57694              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316857     1FUYDDYB2XL157695              $86,002      98       FRTL         07/07/98     12/07/03

$477.07         316858     1FUYDDYB4XLA57696              $86,002      98       FRTL         07/07/98     12/07/03


                                              TRACTOR LEASED FROM UHL

                354288     SCO15917                                    95


KELLER DEDICATED TRANSPORTATION
TRAILERS LEASED
10/21/98

5 yr. Lease:   03/05/93 to 03/05/98    480340      1JJV482U2NL164033         WABASH          1992    $269/MO
               03/05/93 to 03/05/98    480341      1JJV482U4NL164034         WABASH          1992    $269/MO
               03/05/93 to 03/05/98    480342      1JJV482U6NL164035         WABASH          1992    $269/MO
               03/05/93 to 03/05/98    480343      1JJV482U8NL164036         WABASH          1992    $269/MO
               03/05/93 to 03/05/98    480344      1JJV482UXNL164037         WABASH          1992    $269/MO
               03/05/93 to 03/05/98    480345      1JJV482UXNL164183         WABASH          1992    $269/MO
               03/05/93 to 03/05/98    480346      1JJV482UINL164184         WABASH          1992    $269/MO
               03/05/93 to 03/05.98    480347      1JJV482U3NL164185         WABASH          1992    $269/MO
               03/05/93 to 03/05/98    480348      1JJV482U5NL164186         WABASH          1992    $269/MO
               03/05/93 to 03/05/98    480349      1JJV482U6NL164187         WABASH          1992    $269/MO
               03/05/93 to 03/05/98    53696       1JJV532U6NL167484         WABASH          1992    $295/MO
               03/05/93 to 03/05/98    53697       1JJV532U8NL167485         WABASH          1992    $295/MO
               03/05/93 to 03/05/98    53698       1JJV532UXNL167486         WABASH          1992    $295/MO
               03/05/93 to 03/05/98    53699       1JJV532U1NL167487         WABASH          1992    $295/MO
               03/18/93 to 03/18/98    481400      1JJV482UXRL200072         WABASH          1994    $273/MO
               03/18/93 to 03/18/98    481401      1JJV482U1RL200073         WABASH          1994    $273/MO
               03/18/93 to 03/18/98    481402      1JJV482U3LF200074         WABASH          1994    $273/MO
               03/18/93 to 03/18/98    481403      1JJV482U5RL200075         WABASH          1994    $273/MO
               03/18/93 to 03/18/98    481404      1JJV482U6RL200076         WABASH          1994    $273/MO

RYDER:
10 Year        06/27/95 to 06/27/05    251837      1UYVS2484SC472801         UTILITY         1994    $83/WK
Lease          06/27/95 to 06/27/05    251838      1UYVS2486SC472802         UTILITY         1994    $83/WK
               06/27/95 to 06/27/05    251839      1UYVS2488SC472803         UTILITY         1994    $83/WK
               06/27/95 to 06/27/05    251840      1UYVS248XSC472804         UTILITY         1994    $83/WK
               06/27/95 to 06/27/05    251841      1UYVS2488SC472805         UTILITY         1994    $83/WK
               06/27/95 to 06/27/05    251842      1UYVS2483SC472806         UTILITY         1994    $83/WK
               06/27/95 to 06/27/05    251843      1UYVS2485SC472807         UTILITY         1994    $83/WK
               06/27/95 to 06/27/05    251844      1UYVS2487SC472808         UTILITY         1994    $83/WK
               06/27/95 to 06/27/05    251845      1UYVS2489SC472809         UTILITY         1994    $83/WK
               06/27/95 to 06/27/05    251846      1UYVS24855C472810         UTILITY         1994    $83/WK

TLC
8 Year         06/26/95 to 06/26/03    485000      1JJV482U05L325086         WABASH          1996    $279/MO
Lease          06/26/95 to 06/26/03    485001      1JJV482U2TL325087         WABASH          1996    $279/MO
               06/26/95 to 06/26/03    485002      1JJV482U4TL325088         WABASH          1996    $279/MO
               06/26/95 to 06/26/03    485003      1JJV482U6TL320589         WABASH          1996    $279/MO
               06/26/95 to 06/26/03    485004      1JJV482U2TL325090         WABASH          1996    $279/MO
               07/06/95 to 07/06/03    485005      1JJV482U4TL325091         WABASH          1996    $279/MO
               07/06/95 to 07/06/03    485006      1JJV483U6TL325092         WABASH          1996    $279/MO
               07/07/95 to 07/07/03    485007      1JJV482U4TL325093         WABASH          1996    $279/MO
               07/10/95 to 07/10/03    485008      1JJV482UXTL325091         WABASH          1996    $279/MO
               07/11/95 to 07/11/03    485009      1JJV482U1TL325095         WABASH          1996    $279/MO
               07/11/95 to 07/11/03    485010      1JJV482U3TL325096         WABASH          1996    $279/MO
               11/02/96 to 11/02/03    485011      1JJV482U5TL325097         WABASH          1996    $279/MO
               11/02/96 to 11/03/03    485012      1JJV482U7TL325098         WABASH          1996    $279/MO
               04/29/96 to 04/29/05    485023      1JJV482U8TL325091         WABASH          1996    $279/MO
               04/29/96 to 04/29/05    485027      1JJV482UXTL325113         WABASH          1996    $279/MO

EXTRA:         11/07/90 to 11/07/98    296038      MB024101                  FRUEHAUF        1990    $285/MO
               11/07/90 to 11/07/98    296039      MB024102                  FRUEHAUF        1990    $285/MO
               11/07/95 to 11/07/98    296040      MB024103                  FRUEHAUF        1990    $285/MO
               11/07/90 to 11/07/98    296042      MBO24105                  FRUEHAUL        1990    $285/MO

RYDER
10 Year        05/01/97 to 05/01/07    276719      1UYVS2481VP264601         UTILITY         1997    $304/MO
Lease          05/01/97 to 05/01/07    276720      1UYVS2483VP264602         UTILITY         1997    $304/MO
               05/01/97 to 05/01/07    276721      1UYVS2485VP264603         UTILITY         1997    $304/MO
               05/01/97 to 05/01/07    276722      1UYVS2487VP264604         UTILITY         1997    $304/MO
               05/01/97 to 05/01/07    276723      1UYVS2489VP264605         UTILITY         1997    $304/MO

TLC
8 Year         02/20/97 to 02/20/05    484989      1JJV482U6TL325075         WABASH          1996    $229/MO
Lease:         02/20/97 to 02/20/05    484996      1JJV482U3TL325082         WABASH          1996    $229/MO
               02/20/97 to 02/20/05    485022      1JJV482U6TL325108         WABASH          1996    $229/MO
               02/20/97 to 02/20/05    485028      1JJV482U1TL325114         WABASH          1996    $229/MO
               02/20/97 to 02/20/05    485029      1JJV482U3TL325115         WABASH          1996    $229/MO

Ryder
10 Yr          06/08/98 to 06/08/08    309059      1UYVS2536WP599101         UTILITY         1998    $179.58/mo
Lease:         06/08/98 to 06/08/08    309060      1UYVS2538WP599102         UTILITY         1998    $179.58/mo
               06/08/98 to 06/08/08    309061      1UYVS253XWP500103         UTILITY         1998    $179.58/mo
               06/08/98 to 06/08/08    309062      1UYVS2531WP500104         UTILITY         1998    $179.58/mo


Schedule No.
To TLSA dated:  April 10, 1986
Page: 1

SCHEDULE A Dated January 22, 1998 to Truck Lease and Service Agreement (the "Master Lease Agreement")

Between Ryder Truck Rental, Inc. d/b/a Ryder Transportation Services ("Ryder") and KELLER DEDICATED TRANSPORTATION, INC. ("You" or "Customer"),

Location Name Jeffersonville, IN

                                                                                                     Max
             Date of                                                                                 GCW
             Delivery                                       Make                                     GVW
  Vehicle    Beginning        Term                         Model                                    And/or
   Lease         of            In        Vehicle            And                   Serial            Licensed
    No       Lease Term      Months       Year              Type                  Number            Weight
    (1)         (2)           (3)         (4)               (5)                     (6)              (7)


316856       07/10/98         56         1998      [VPA   97]   FRTL  FLO    1fuyddyboxla57694    80,000
                                                   120645T T/A SLPR TR
316857       07/07/98         65         1998      [VPA    97]FRTL    FLO    1FUYDDYB2XLA57695    60,000
                                                   120645T T/A SLPR TR
316858       07/06/98         56         1998      [VPA      97]     FRTL    1FUYDDYB4XLA57696    80,000
                                                   FLO120645T T/ASLPR TR


                             Estimated                               Refrig
                               Annual      Fixed                     Maint.
               Monthly        Mileage      Charge                     Rate
  Original    Depreciation       Or         Per      MileageRate      Per
    Value     Amount           Hours        Week       Per Mile       Hour
     (8)         (9)            (10)       (11)         (12)         (13)

 $86,002      $825.91        120,000     $477.07     $0.0650          n/a

 $86,002      $825.92        120,000     $477.07     $0.0650          n/a

 $86,002      $825.92        120,000     $477.07     $0.0650          n/a




*The lease of each Vehicle listed on this Schedule A shall constitute a separate and independent lease agreement (each a "Vehicle Lease") subject to the terms and conditions contained in: (i) the Master Lease Agreement; (ii) any amendments to the Master Lease Agreement; (iii) this Schedule A; and (iv) any other written agreement between Ryder and you regarding that Vehicle. Any reference to the "Agreement" contained in any of the foregoing documents shall be deemed to refer to each and every Vehicle Lease. If there is a conflict between the terms of this Schedule A and any other terms of the Agreement, then the terms of this Schedule A will apply. Payments relating to an invoice for multiple Vehicles will be allocated on a pro-rata basis among the covered Vehicles.


1. Original Value: The Original Value, Monthly Depreciation and Fixed Charges Per Week listed in columns 8, 9 and 11 are based, in part, upon the manufacturer's quoted prices as of the date you execute this Schedule A. If a manufacturer's quoted price increases prior to the Date of Delivery of a vehicle, then you agree that for each $50 increase in price (or fraction thereof), the following shall be increased accordingly on the date of delivery:

     Original Value: $50.00
     Monthly Depreciation: $.65
     Fixed Charge per week: $0.30

2. Washing To Be Provided by: Ryder - - For the following number of ties per year: 26

3. Initial Painting and Lettering Allowance: $300.00. If the actual cost of the initial painting and lettering exceeds the Initial Painting and Lettering Allowances by $50.00 or more, the Original Value, Monthly Depreciation and Fixed Charge Per Week will be adjusted as indicated in (1) above.




2.        Liability Insurance Responsibility:
Provided by:          Customer
Bodily Injury:        $0 per person.
Bodily Injury:        $0 per occurrence.
Property Damage:      $0 per occurrence.

3.       Physical Damage Responsibility by:
Customer.

4.       Fuel Provided by:
Ryder

5.       Domicile of the Vehicle(s) by City:
JEFFERSONVILLE, IN

6. Service and Maintenance Location of Vehicles Listed on this Schedule JEFFERSONVILLE, IN

7.       Adjustment of Charges:
The base index of *(TBD will be used to compute the adjustment of charges described in paragraph 9 of the Truck Lease and Service Agreement (TLSA).
*The base index will be determined at the time of inservice.

         Timing of adjustments:
Notwithstanding anything in the Truck Lease and Service Agreement to the contrary, the charges on the Vehicle(s) listed on this Schedule A (the "Scheduled Vehicle(s)") shall be adjusted on each January first and July first.

8.       Allowances per Year:
         License Fee $1,325
         Federal Heavy Vehicle Use Tax $550
         Personal Property Taxes:  $549





Fuel/Road Mile permit charges total $120 for each Vehicle listed on the Schedule. The vehicles listed on this Schedule will operate in the states of:
IN.

If Ryder's total cost for the above allowances in these states in any year is more or less than the amount included in Customer's Fixed Rental Charge, Customer shall pay the additional amount or receive a credit from Ryder accordingly; provided, however, that no credit shall be given for personal property taxes. Charges incurred by Ryder in states not listed shall be billed to Customer in addition as incurred.

9.       Original Identification Cost:
$300.00. If this amount varies by $50.00 or more in price over the original estimated cost, the Original Value, Monthly Depreciation and Fixed Charge per Week will be adjusted as indicated in (1) above.

10.      Washing Provided By:
RYDER for the following number of times per year: 26.

11.      Estimated Annual Mileage:
If the Estimated Annual Mileage (Column 10), of this Schedule A in any year beginning on the Date of Delivery of the Vehicle(s) is (i) under 125,000 miles and is exceeded by 20% or (ii) 125,000 miles or over and is exceeded by 10%, the parties will negotiated in good faith a one time charge to the Fixed Charge per Week (Column 1). Depreciation Month Amount (Column 9) and the Term (Column 3) for each Vehicle affected.

12.      Comments
Replacement for the following units 500113-500114-500115 and 500116 plus 516963-516965-516966 and 516968

The terms and conditions set forth on this Schedule A will apply only to the Vehicles listed and described on this Schedule A. THIS SCHEDULE A is a part of the Truck Lease and Service Agreement between the parties hereto.


RYDER TRUCK RENTAL, INC.,                                               KELLER DEDICATED TRANS
d.b.a. Ryder Transportation Services ("RYDER")                          ("Customer")



By:                                                                     By:
           ------------------------------------------------                         ------------------------------------------------
Name:                                                                   Name:
           ------------------------------------------------                         ------------------------------------------------
Title:                                                                  Title:
           ------------------------------------------------                         ------------------------------------------------
Date:                                                                   Date:
           ------------------------------------------------                         ------------------------------------------------
Witness:                                                                Witness:
           ------------------------------------------------                         ------------------------------------------------
